UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2005

American Real Estate Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State or other jurisdication of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Bedford Road, Mt. Kisco, NY (Address of principal executive offices)	10549 (Zip Code)

Registrant’s telephone number, including area code: (914) 242-7700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c) – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 – Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE

Section 5 – Corporate Governance and Management

Item 5.02(c) – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 26, 2005, the Board of Directors of our general partner, American Property Investors, Inc., or API, appointed Jon F. Weber, 46, President. Mr. Weber, who replaces Keith A. Meister as President of API, will assume day-to-day responsibility for our New York-based corporate operations. Mr. Meister will continue to serve as API’s Chief Executive Officer.

From April 2003 through April 2005, Mr. Weber served as Head of Portfolio Company Operations and Chief Financial Officer at Icahn Associates Corp., an entity controlled by Carl C. Icahn, who controls API and, through affiliates, owns approximately 86.5% of our depositary units. Since May 2003, Mr. Weber has been a Director of Viskase Companies, Inc. and was the Chief Executive Officer of Viskase Companies, Inc. from May 2003 to October 2004. Since January 2004, he has served as a director of Philip Services Corporation, a metal recycling and industrial services company affiliated with Mr. Icahn, and he was the Chief Executive Officer of Philip Services Corporation from January 2004 through April 2005. Mr. Weber served as Chief Financial Officer of venture-backed companies QuantumShift Inc. and Alchemedia Ltd. from October 2001 to July 2002 and November 2000 to October 2001, respectively. From May 1998 to November 2000, Mr. Weber served as Managing Director — Investment Banking for JP Morgan Chase and its predecessor, Chase Manhattan Bank, in São Paulo, Brazil. Previously, Mr. Weber was an investment banker at Morgan Stanley and Salomon Brothers. Mr. Weber began his career as a corporate lawyer following his graduation from Harvard Law School cum laude in 1985. He also holds an MBA and Bachelor’s degrees magna cum laude from Babson College.

On April 28, 2005, AREP issued a press release announcing Mr. Weber’s appointment, a copy of which is filed as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

     (c) Exhibits

     99.1 Press Release dated April 28, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P. (Registrant)
By:	American Property Investors, Inc.
General Partner

By:	/s/ John P. Saldarelli
John P. Saldarelli
Vice President, Chief Financial Officer, Secretary and Treasurer

Date: April 28, 2005